                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                March 20, 1996

                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name  of registrant as specified in its charter)

     NEW JERSEY                    1-1-432                         22-2429994
-------------------           -----------------                -----------------
  (State or other                (Commission                    (IRS Employer
  jurisdiction of                File Number)                   Identification
  incorporation)                                                Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code:  908-389-1182


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724

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         (Former name or former address, if changed from last report)
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Item: 5.   Other Events
           ------------

           Roberts Pharmaceutical Corporation announced that it has received notice from the Food and Drug Administration (FDA) that the Company's New Drug Application (NDA) for AGRELIN (anagrelide) has been officially accepted for filing, effective January 29, 1996.

           According to regulations, unless extended for administrative reasons, the FDA is now obliged to complete the NDA review and determine the approvability of AGRELIN within 180 days from the date of filing. Roberts received notification of the NDA filing status of AGRELIN earlier this month.

           AGRELIN is an anti-platelet drug used to treat "thrombocytosis", a blood disorder characterized by high blood platelet counts and an abnormally high incidence of adverse blood clotting events including heart attack and stroke. Thrombocytosis can occur spontaneously without any known cause or can be caused by certain leukemias and other bone marrow tumors. Published studies confirm that AGRELIN reduces the morbidity and mortality of heart attack and stroke in thrombocytosis patients.

           AGRELIN is currently supplied both internationally and in the US by Roberts under a compassionate IND.


                                  SIGNATURES

           Pursuants to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ROBERTS PHARMACEUTICAL CORPORATION
                                              ----------------------------------
                                                          (Registrant)


Date:   March 21, 1996                        By:     /s/ Anthony A. Rascio
                                                 -------------------------------
                                                 Anthony A. Rascio
                                                 Vice President